                                                                   EXHIBIT 10.24

ARIAD PHARMACEUTICALS, INC. HAS OMITTED FROM THIS EXHIBIT 10.24 PORTIONS OF THE AGREEMENT FOR WHICH IT HAS REQUESTED CONFIDENTIAL TREATMENT FROM THE SECURITIES AND EXCHANGE COMMISSION. THE PORTIONS OF THE AGREEMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "[ ]" AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




July 3, 1996

Director
Office of Technology Licensing
Stanford University
90 Welch Road, Suite 350
Palo Alto, California  94304-1850

Dear Ms. Ku:

Reference is made to the Agreement effective as of January 1, 1994 between the Board of Trustees of the Leland Stanford Junior University ("STANFORD") and ARIAD Gene Therapeutics, Inc. ("AGT") (the "License Agreement") relating to certain inventions by Drs. Crabtree and Schreiber (Stanford Docket 92-147). This letter will set forth our understanding regarding an amendment to the provisions of the License Agreement dealing with the granting of sublicenses thereunder. Terms which are defined in the License Agreement are used herein as so defined.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.  The provisions of Paragraph 14.6 of the License Agreement shall not apply to
    sublicenses entered into by AGT on or before [     ]. The provisions of
    Paragraph 6.6 of the Licensed Agreement shall not apply to any sublicense of the type described in Paragraph 14.6 of the License Agreement (as amended by Paragraph 2 hereof) (hereinafter called "Paragraph 14.6 Sublicenses")
    granted by AGT on or before [     ].

2. The following provisions shall apply, in lieu of Paragraphs 6.6 and 14.6 of the License Agreement, to any Paragraph 14.6 Sublicenses granted by AGT on
    or before [     ]:

    14.6.  (a)  If AGT grants sublicense(s) other than sublicense(s) covered in Paragraph 14.5 above, in the fields of human and veterinary healthcare or genetically engineered animals, under STANFORD's rights in the Licensed Patent(s), then AGT shall pay to STANFORD:

Director, Office of Technology Licensing
July 3, 1996
Page 2



                   [













                                                                        ] .

           (b) If AGT grants sublicense(s) other than sublicense(s) covered in Paragraph 14.5 above, in the fields of Research Reagents or genetically engineered plants, under STANFORD's rights in the Licensed Patent(s), then AGT shall pay to STANFORD: [






                                                       ] .

           (c)     Notwithstanding the foregoing, in no event will LICENSORS be
                   paid less than [      ] of the Net Sales of AGT's
                   sublicensees.

           (d) For the avoidance of doubt, it is acknowledged and agreed that payments for [




                                                       ].

Director, Office of Technology Licensing
July 3, 1996
Page 3


3. Notwithstanding any other provision of the License Agreement (as amended hereby), including, without limitation, Paragraph 6.5 thereof, the royalty payable to STANFORD with respect to Net Sales by AGT or by a sublicensee of AGT of a Licensed Product [



                                                       ].

4.  On or before [           ], the parties will meet to discuss in good faith
    whether the provisions set forth in Paragraphs 1 and 2 hereof shall be [



                                                        ].

5. In all other respects, the License Agreement shall remain in full force and effect and shall not be modified hereby.

 If the foregoing accurately sets forth our understanding, please so signify by signing a duplicate copy of this letter and returning to the undersigned, whereupon it will take effect as an amendment to the License Agreement in accordance with Paragraph 19.3 thereof.

 Sincerely yours,

 ARIAD GENE THERAPEUTICS, INC.

 By: /s/ Harvey J. Berger
     ------------------------------------
     Chairman and Chief Executive Officer

ACCEPTED AND AGREED:

THE BOARD OF TRUSTEES OF THE
LELAND STANFORD JUNIOR UNIVERSITY

By: /s/ Katharine Ku
    ------------------------------
    Director, Technology Licensing